SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 15, 1996



                      Healthcare Realty Trust Incorporated
             (Exact Name of Registrant as Specified in Its Charter)


  Maryland                       1-11852                        62-1507028
(State or Other              (Commission File                (I.R.S. Employer
Jurisdiction of                   Number)                     Identification
Incorporation                                                     Number)


            3310 West End Avenue
            Fourth Floor
            Nashville, Tennessee                        37203
            (Address of Principal Executive Offices)  (Zip Code)

                                 (615) 269-8175
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                  (Former Name)

This Form 8-K/A is filed by Healthcare Realty Trust Incorporated (the Company) to correct an apparent error that occurred with respect to the filing on January 10, 1997 of the Form 8-K/A relating to the Form 8-K of the Company filed on November 15, 1996. This Form 8-K/A corrects such error by re-filing Exhibit 23, the consent of Brown, Edwards & Company, L.L.P., which was not received by the Securities and Exchange Commission on January 10, 1997.

Item 7.  Financial Statements, Pro Forma Information and Exhibits


(c)  Exhibits

                                  Exhibit Index

Exhibit No.                        Description                          Page

   23             Consent of Brown, Edwards & Company, L.L.P.           Ex.1

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  HEALTHCARE REALTY TRUST INCORPORATED

                                  By:
                                  /s/  ROGER O. WEST
                                  Roger O. West
                                  Executive Vice President and General Counsel


Date:    January 10, 1997